Prospectus Supplement

John Hancock Funds II

Global Equity Fund (the fund)

Supplement dated March 27, 2023 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective March 31, 2023, Uday Chatterjee will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Chatterjee will be removed from the Summary Prospectus as of March 31, 2023.

As of November 30, 2023 (the Effective Date), Edward Ritchie, ASIP, will be added as a portfolio manager of the fund. As of the Effective Date, Paul Boyne, Stephen Hermsdorf and Felicity Smith will continue as portfolio managers of the fund and, along with Edward Ritchie, ASIP, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

As of the Effective Date, the following amends and supplements the fund’s portfolio manager information under the heading “Portfolio management”:

Edward Ritchie, ASIP

Portfolio Manager and Analyst

Managed fund since 2023

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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